UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2017 (July 24, 2017)

GEMPHIRE THERAPEUTICS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37809	47-2389984
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

17199 N. Laurel Park Drive, Suite 401

Livonia, Michigan 48152

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (734) 245-1700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01   Entry into a Material Definitive Agreement.

Gemphire Therapeutics Inc. (the “Company”) entered into a Loan and Security Agreement (the “Loan Agreement”) with Silicon Valley Bank (“SVB”) on July 24, 2017 (the “Effective Date”).

The Loan Agreement established a term loan facility in the aggregate principal amount of up to $15,000,000 (the “Term Loan”) to be funded in three tranches. An initial tranche of not less than $5,000,000 nor more than $10,000,000 (“Tranche A”) was available to be funded to the Company on the Effective Date.  A second tranche equal to the lesser of $5,000,000 or $10,000,000 minus the amount advanced in Tranche A (“Tranche B”) was available to be drawn by the Company commencing on the Effective Date and through December 31, 2017, unless an event of default occurs before such date. On the Effective Date, the Company drew and SVB funded Tranche A in the amount of $10,000,000.  As such, no additional borrowings are available to be drawn under Tranche B.  Conditioned on the occurrence of both a Positive Clinical Trial Event and a Pre-Clinical Event, a third tranche of the lesser of $5,000,000 or $15,000,000 minus the sum of amounts advanced in Tranche A plus the Tranche B (“Tranche C”) may be available to be drawn by the Company through July 31, 2018, unless an event of default occurs before such date. “Positive Clinical Trial Event” means the receipt by SVB of a written electronic communication from a member of the Company’s board of directors (i) stating that the board of directors has determined that the results from either (a) the Company’s ROYAL-1 clinical trial (GEM-301) or (b) the Company’s INDIGO-1 clinical trial (GEM-401) are sufficient to support the development plan for submission of a new drug application with the Food and Drug Administration (“FDA”) and continued development of gemcabene and (ii) attaching a copy of the press release issued by the Company announcing the foregoing.  “Pre-Clinical Event” means the receipt by SVB of a written electronic communication from the chief executive officer or chief financial officer of the Company, together with supporting documentation from the FDA, that the FDA has lifted the partial clinical hold with respect to clinical trials of longer than six months in duration for gemcabene.  Since the Company drew and SVB funded $10,000,000 on the Effective Date, $5,000,000 may be available to be drawn for Tranche C, subject to the conditions described above.

All amounts advanced under the Term Loan mature on February 1, 2021 and have an interest-only monthly payment period through August 1, 2018, which may be extended to February 1, 2019 upon the occurrence of both a Positive Clinical Trial Event and a Pre-Clinical Event.  Following the interest-only payment period, the Company will begin making monthly payments of principal and interest until the maturity date.  Interest will accrue on the unpaid principal balance at a floating per annum rate equal to the prime rate, except that, following an event of default, interest will accrue at a rate up to 5% above the rate that is otherwise applicable.

The Loan Agreement requires the Company to pay the following fees: (i) upon the maturity, acceleration or prepayment of the Term Loan, a final payment fee of 10% of the funded principal amount of the Term Loan (the “Final Payment Fee”), (ii) a success fee of 3.5% of the funded principal amount of the Term Loan (the “Success Fee”) in the event any of the following occur prior to 5:00 pm Eastern Time on July 24, 2024: (a) the Company receives FDA approval for any new drug application for gemcabene, (b) a sale or other transfer of all or substantially all of the assets of the Company occurs, (c) a merger or consolidation of the Company with or into another person or entity occurs where the holders of the Company’s outstanding voting equity securities immediately prior to such merger or consolidation hold less than a majority of the issued and outstanding voting equity securities of the successor immediately following such transaction or (d) any sale by the holders of the Company’s outstanding voting equity securities where such holders do not continue to hold at least a majority of the Company’s issued and outstanding voting equity securities and (iii) upon termination of the Loan Agreement prior to the maturity date for any reason, a prepayment fee (the “Prepayment Fee”) equal to 2% (if such prepayment occurs prior to the first anniversary of the Effective Date) or 1% (if such prepayment occurs thereafter) of the funded principal amount of the Term Loan.

In the event a Positive Clinical Trial Event does not occur by March 31, 2018, on such date, the Company must either (i) provide cash security and maintain a cash balance in a restricted account at SVB in an amount of at least 50% of the amounts owed by the Company to SVB or (ii) prepay the Term Loan in its entirety. In the event a Pre-Clinical Event does not occur by July 31, 2018, on such date, the Company must either (i) provide cash security and maintain a cash balance in a restricted account at SVB in an amount of at least 100% of the amounts owed by the Company to SVB or (ii) prepay the Term Loan in its entirety.  In each case, if the Company chooses to prepay the Term Loan, in addition to the repayment of the outstanding principal and accrued and unpaid interest, the Company is required to pay the Final Payment Fee and, if applicable, the Success Fee, but not the Prepayment Fee.

Subject to certain exceptions, the Loan Agreement contains covenants prohibiting the Company from, among other things: (a) disposing of its properties or assets; (b) liquidating or dissolving; (c) engaging in any business other than the business currently engaged in by the Company or reasonably related thereto; (d) engaging in business combinations or acquisitions or permitting or suffering any change in control; (e) incurring any additional indebtedness; (f) allowing any lien or encumbrance on any of its property; (g) paying any dividends or distributions; (h) entering into transactions with affiliates; and (i) making payment on subordinated debt.

The Company’s obligations under the Loan Agreement may be accelerated by SVB upon the occurrence of an event of default. An event of default includes customary events for a financing arrangement of this type, including, without limitation, payment defaults, defaults in the performance of affirmative or negative covenants, bankruptcy or related defaults, defaults on certain other indebtedness, defaults under certain other agreements of the Company, the imposition of judgments or penalties, the material inaccuracy of representations or warranties, material adverse changes and revocations of government approvals.

The Term Loan is secured by a security interest in substantially all of the assets of Company whether currently owned or hereafter acquired, excluding the intellectual property of the Company. Under the Loan Agreement, the Company may not grant a security interest in its intellectual property to any party.

The foregoing descriptions of the Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Loan Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The representations and warranties contained in the Loan Agreement were made only for the purposes of the agreement as of specific dates and may have been qualified by certain disclosures between the parties, among other limitations. The representations and warranties were made for the purposes of allocating contractual risk between the parties to the Loan Agreement and should not be relied upon as a disclosure of factual information relating to the Company or SVB.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 7.01.  Regulation FD Disclosure.

On July 25, 2017, the Company issued a press release announcing the Loan Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. Information contained on or accessible through any website reference in the press release is not part of, or incorporated by reference in, this Current Report on Form 8-K, and the inclusion of any such website address in this Current Report on Form 8-K by incorporation by reference of the press release is as an inactive textual reference only.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description

10.1	Loan and Security Agreement, dated as of July 24, 2017 by and between Gemphire Therapeutics Inc. and Silicon Valley Bank. †

99.1	Press Release dated July 25, 2017.
† Schedules have been omitted pursuant to Item 601 of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEMPHIRE THERAPEUTICS INC.

Dated: July 25, 2017

	By:	/s/ Jeffrey S. Mathiesen
Jeffrey S. Mathiesen
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

10.1	Loan and Security Agreement, dated as of July 24, 2017 by and between Gemphire Therapeutics Inc. and Silicon Valley Bank. †
99.1	Press Release dated July 25, 2017.
† Schedules have been omitted pursuant to Item 601 of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.